                                                         Two World Trade Center,
                                                        New York, New York 10048
MORGAN STANLEY DEAN WITTER 21ST CENTURY TREND FUND
LETTER TO THE SHAREHOLDERS July 31, 2000

DEAR SHAREHOLDER:

Morgan Stanley Dean Witter 21st Century Trend Fund commenced operations on February 25, 2000. The Fund seeks long-term capital appreciation by investing primarily in common stocks of companies that the Fund's managers expect to benefit from the development of a modern, worldwide economy in the new millennium. The Fund focused its initial investments on healthcare and technology. As central banks in the United States and Europe signaled that they would take steps to slow world economic growth, the Fund's emphasis shifted away from cyclical growth companies. The Fund continued to focus on healthcare, which is a steady growth sector, and increased its emphasis on other steady growth industries.


MARKET OVERVIEW

The period from February 25, 2000, through July 31, 2000, was a turbulent one for the U.S. stock market. A confluence of events in March raised concerns about a slowdown in the deployment of new technology, which in turn led to a sharp correction in the Nasdaq and new-economy stocks. First, the Department of Justice moved to split up Microsoft to prevent it from using its monopoly power to restrain competition. Second, President Clinton spoke of potential controls on the patenting of intellectual property in the genomics area. Finally, evidence grew that the economy was on the verge of overheating, leading the Federal Reserve Board to raise interest rates by a total of 75 basis points during this period.

The markets rebounded toward the end of the second quarter, as inflation data became more benign and the economy began to slow. The best-performing sectors for the period were those that would benefit from a soft landing, including financial services, real estate and utilities, as well as steady growth sectors such as consumer staples and pharmaceuticals.


PERFORMANCE

From its inception through July 31, 2000, the Fund's Class A, B, C and D shares posted total returns of -16.20 percent, -16.50 percent, -16.50

MORGAN STANLEY DEAN WITTER 21ST CENTURY TREND FUND
LETTER TO THE SHAREHOLDERS July 31, 2000, continued

percent and -16.20 percent, respectively. For the same period the Standard and Poor's 500 Index (S&P 500) returned 7.93 percent. The performance of the Fund's four share classes varies because of differing expenses. The total return figures given assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges.

The Fund's underperformance relative to its benchmark can be attributed partially to its early emphasis on technology stocks, which corrected sharply in March and have continued to experience increased volatility.


PORTFOLIO STRATEGY

The Fund's investment process focuses on those industries and companies we believe are best positioned to benefit from worldwide economic, social and demographic trends. The Fund was overweighted in healthcare relative to the S&P 500 during this period, because we expect this sector to benefit from a combination of aging populations in the industrialized countries and new technology being developed to reduce health-care costs. The Fund has concentrated its health-care investments in biotechnology companies and generic drug companies involved with reducing the costs of drug discovery or disease treatment.

Another important area of focus for the Fund is information technology. This industry has grown three to five times faster than the world economy in real terms for the last 20 years. Within this sector the Fund has emphasized telecommunications equipment, which continues to benefit from worldwide deregulation of the communications industry and the construction of new, competitive networks. The Fund has also favored companies that produce software related to electronic commerce, which we believe will be the key driver for corporations looking to increase efficiency in coming years. The Fund was overweighted in technology relative to the S&P 500 for much of the period, but ended it slightly underweighted. The reason we made this change is that although technology is a high-growth sector, it is cyclical. Technology spending slows when the world economy slows. Therefore, earnings in the technology sector could be vulnerable during the global slowdown we expect over the next 12 months.

The Fund ended the period with a greater emphasis on financial-services stocks, as we grew more confident that the economy would experience a soft landing. Within that sector, we have concentrated on wealth-management companies, which should benefit from the growing worldwide trend of individuals taking responsibility for their own retirement savings. In addition, investment brokers in the capital markets business should continue to benefit as economies worldwide become more entrepreneurial and capitalist.

MORGAN STANLEY DEAN WITTER 21ST CENTURY TREND FUND
LETTER TO THE SHAREHOLDERS July 31, 2000, continued

Finally, the Fund is overweighted in oil-services stocks. We expect this sector to continue to enjoy robust earnings growth through 2001 as capital spending should remain strong, given tight production capacity for oil and gas worldwide.


LOOKING AHEAD

We expect the global economy to slow during the next 12 months, leading to a slowdown in earnings growth as well. We have positioned the Fund for this scenario by focusing on steady growth companies that we expect will continue to enjoy relatively strong earnings in such an environment.

We appreciate your ongoing support of Morgan Stanley Dean Witter 21st Century Trend Fund and look forward to continuing to serve your investment needs. Very truly yours,


/s/ C. Fiumefreddo                          /s/ Mitchell M. Merin

CHARLES A. FIUMEFREDDO                      MITCHELL M. MERIN
Chairman of the Board                       President

MORGAN STANLEY DEAN WITTER 21ST CENTURY TREND FUND
PORTFOLIO OF INVESTMENTS July 31, 2000




NUMBER OF
  SHARES                                                        VALUE
---------                                                    ------------
                    COMMON STOCKS (89.6%)
                    Aerospace (0.6%)
 74,100             Boeing Co. ...........................   $  3,630,900
                                                             ------------
                    Alcoholic Beverages (1.6%)
113,000             Anheuser-Busch Companies, Inc.........      9,096,500
                                                             ------------
                    Beverages - Non-Alcoholic (1.2%)
 51,200             Coca-Cola Co. ........................      3,139,200
 82,000             PepsiCo, Inc. ........................      3,756,625
                                                             ------------
                                                                6,895,825
                                                             ------------
                    Biotechnology (7.8%)
 26,000             Alkermes, Inc.* ......................        861,250
 60,000             Amgen Inc.* ..........................      3,896,250
 69,400             Celgene Corp.* .......................      3,604,462
 47,100             Cephalon, Inc.* ......................      1,898,719
 82,200             COR Therapeutics, Inc.* ..............      6,617,100
 35,000             Genentech, Inc.* .....................      5,324,375
 41,700             Genzyme Corp. (General
                      Division)* .........................      2,895,544
 16,000             Human Genome Sciences, Inc.* .........      1,933,000
 50,000             IDEC Pharmaceuticals Corp.* ..........      6,140,625
 10,700             Illumina, Inc.* ......................        374,500
 35,400             Immunex Corp.* .......................      1,794,337
 50,000             Invitrogen Corp.* ....................      3,137,500
 29,000             Medarex, Inc.* .......................      2,113,375
 22,400             Millennium Pharmaceuticals, Inc.*           2,156,000
 10,100             Trimeris, Inc.* ......................        576,962
 23,600             Vertex Pharmaceuticals, Inc.* ........      2,311,325
                                                             ------------
                                                               45,635,324
                                                             ------------
                    Books/Magazines (0.1%)
 25,000             Penton Media, Inc. ...................        865,625
                                                             ------------
                    Broadcasting (1.4%)
 42,000             Clear Channel Communications, Inc.*         3,199,875
 38,600             Univision Communications, Inc.
                      (Class A)* .........................      4,796,050
                                                             ------------
                                                                7,995,925
                                                             ------------
                    Cellular Telephone (0.4%)
 47,000             Sprint Corp. (PCS Group)* ............      2,596,750
                                                             ------------
                    Clothing/Shoe/Accessory Stores (1.4%)
161,000             Gap, Inc. (The) ......................      5,765,812
113,900             Limited, Inc. (The) ..................      2,327,831
                                                             ------------
                                                                8,093,643
                                                             ------------
                    Computer Communications (5.3%)
  2,700             Avici Systems Inc.* ..................        265,612
167,000             Cisco Systems, Inc.* .................     10,928,062


 NUMBER OF
  SHARES                                                         VALUE
-----------                                                  ------------
 88,400             Extreme Networks, Inc.* ..............   $ 12,344,231
 20,000             Juniper Networks, Inc.* ..............      2,848,750
 25,000             Proxim, Inc.* ........................      1,901,562
 20,000             Redback Networks, Inc.* ..............      2,600,000
                                                             ------------
                                                               30,888,217
                                                             ------------
                    Computer Software (3.1%)
 52,000             Check Point Software
                      Technologies Ltd. (Israel)* ........      6,032,000
 13,700             i2 Technologies, Inc.* ...............      1,777,575
 80,000             Oracle Corp.* ........................      6,015,000
 20,000             Siebel Systems, Inc.* ................      2,900,000
  9,500             Support.com, Inc.* ...................        324,187
 10,000             TIBCO Software, Inc.* ................      1,030,000
                                                             ------------
                                                               18,078,762
                                                             ------------
                    Computer/Video Chains (0.2%)
 22,000             RadioShack Corp. .....................      1,240,250
                                                             ------------
                    Contract Drilling (1.4%)
 62,400             ENSCO International Inc. .............      2,106,000
104,000             Global Marine, Inc.* .................      2,944,500
 59,000             Transocean Sedco Forex Inc. ..........      2,920,500
                                                             ------------
                                                                7,971,000
                                                             ------------
                    Diversified Electronic Products (0.7%)
  3,400             Exfo Electro-Optical Engineering
                      Inc. (Canada)* .....................        176,162
110,000             NEC Corp. (Japan) ....................      2,936,015
  6,300             Siemens AG (Registered Shares)
                      (Germany) ..........................        980,396
                                                             ------------
                                                                4,092,573
                                                             ------------
                    Diversified Financial Services (3.8%)
 92,000             American Express Co. .................      5,215,250
240,000             Citigroup, Inc.** ....................     16,935,000
                                                             ------------
                                                               22,150,250
                                                             ------------
                    Diversified Manufacturing (0.5%)
 58,000             Tyco International Ltd.
                      (Bermuda) ..........................      3,103,000
                                                             ------------
                    E.D.P. Peripherals (0.3%)
 20,000             Network Appliance, Inc.* .............      1,723,750
                                                             ------------
                    E.D.P. Services (0.6%)
 55,000             Automatic Data Processing, Inc. ......      2,725,937
 20,000             First Data Corp. .....................        921,250
                                                             ------------
                                                                3,647,187
                                                             ------------
                    Electric Utilities (0.3%)
 29,000             Calpine Corp.* .......................      2,066,250
                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER 21ST CENTURY TREND FUND
PORTFOLIO OF INVESTMENTS July 31, 2000, continued




 NUMBER OF
   SHARES                                                       VALUE
-----------                                                 -------------
                    Electrical Products (0.7%)
  153,000           American Power Conversion Corp.*         $  3,891,937
                                                             ------------
                    Electronic Components (0.7%)
   80,000           Jabil Circuit, Inc.* .................      4,005,000
                                                             ------------
                    Electronic Data Processing (2.9%)
   52,000           Apple Computer, Inc.* ................      2,642,250
   46,000           Gateway, Inc.* .......................      2,538,625
   10,000           Hewlett-Packard Co. ..................      1,091,875
   20,300           International Business Machines
                      Corp. ..............................      2,282,481
1,240,000           Legend Holdings Ltd. (Hong Kong)......      1,399,208
   64,200           Sun Microsystems, Inc.* ..............      6,769,087
                                                             ------------
                                                               16,723,526
                                                             ------------
                    Engineering & Construction (0.6%)
  100,000           Metromedia Fiber Network, Inc.
                      (Class A)* .........................      3,512,500
                                                             ------------
                    Finance Companies (2.2%)
   25,400           Capital One Financial Corp. ..........      1,489,075
  117,000           Household International, Inc. ........      5,213,812
   51,200           MBNA Corp. ...........................      1,708,800
   46,000           Providian Financial Corp. ............      4,689,125
                                                             ------------
                                                               13,100,812
                                                             ------------
                    Generic Drugs (4.9%)
   91,100           Alpharma Inc. (Class A) ..............      5,967,050
  146,000           Barr Laboratories, Inc.* .............      7,884,000
  174,600           IVAX Corp.* ..........................      8,599,050
  110,300           Watson Pharmaceuticals, Inc.* ........      6,094,075
                                                             ------------
                                                               28,544,175
                                                             ------------
                    Internet Services (4.3%)
   51,000           America Online, Inc.* ................      2,718,937
   26,000           Ariba, Inc.* .........................      3,014,375
   29,600           Art Technology Group, Inc.* ..........      2,575,200
  139,000           BEA Systems, Inc.* ...................      5,985,688
   17,400           Blue Martini Software, Inc.* .........      1,034,213
   60,000           VeriSign, Inc.* ......................      9,521,250
   16,000           Virage, Inc.* ........................        263,000
                                                             ------------
                                                               25,112,663
                                                             ------------
                    Investment Bankers/Brokers/ Services
                       (6.2%)
   72,000           Edwards (A.G.), Inc. .................      3,807,000
   57,000           Legg Mason, Inc. .....................      2,964,000
   93,000           Lehman Brothers Holdings, Inc. .......     10,450,875


 NUMBER OF
   SHARES                                                        VALUE
-----------                                                  ------------
  112,000           Merrill Lynch & Co., Inc. ............   $ 14,476,000
  117,400           Schwab (Charles) Corp. ...............      4,241,075
                                                             ------------
                                                               35,938,950
                                                             ------------
                    Major Banks (2.0%)
   70,000           Bank of New York Co., Inc. ...........      3,276,875
  144,600           FleetBoston Financial Corp. ..........      5,178,488
   26,000           Morgan (J.P.) & Co., Inc. ............      3,471,000
                                                             ------------
                                                               11,926,363
                                                             ------------
                    Major Pharmaceuticals (2.6%)
  135,000           Abbott Laboratories ..................      5,619,375
   38,800           American Home Products Corp. .........      2,058,825
   25,000           Johnson & Johnson ....................      2,326,563
   58,000           Pfizer Inc. ..........................      2,501,250
   38,000           SmithKline Beecham PLC (Class A)
                      (ADR) (United Kingdom) .............      2,432,000
                                                             ------------
                                                               14,938,013
                                                             ------------
                    Media Conglomerates (2.5%)
  100,000           News Corporation Ltd. (The)
                      (ADR) (Australia) ..................      4,925,000
  145,000           Viacom, Inc. (Class B)
                      (Non-Voting)* ......................      9,615,313
                                                             ------------
                                                               14,540,313
                                                             ------------
                    Medical Specialties (3.4%)
   84,900           ALZA Corp. * .........................      5,497,275
   55,000           Baxter International, Inc. ...........      4,276,250
   75,000           Biomet, Inc. .........................      3,356,250
   40,000           Endocare, Inc.* ......................        737,500
   23,200           Inhale Therapeutic Systems, Inc.*           1,883,550
   31,600           MiniMed, Inc.* .......................      3,983,575
                                                             ------------
                                                               19,734,400
                                                             ------------
                    Medical/Dental Distributors (0.9%)
   30,000           Andrx Corp.* .........................      2,341,875
   42,000           Cardinal Health, Inc. ................      3,087,000
                                                             ------------
                                                                5,428,875
                                                             ------------
                    Military/Gov't/Technical (0.4%)
   36,500           General Dynamics Corp. ...............      2,059,969
                                                             ------------
                    Multi-Line Insurance (1.2%)
   81,000           American International Group, Inc.          7,102,688
                                                             ------------
                    Oilfield Services/Equipment (1.8%)
   16,300           BJ Services Co.* .....................        951,513
   59,000           Cooper Cameron Corp.* ................      3,812,875
   42,000           Grant Prideco, Inc.* .................        845,250

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER 21ST CENTURY TREND FUND
PORTFOLIO OF INVESTMENTS July 31, 2000, continued

 NUMBER OF
   SHARES                                                        VALUE
-----------                                                  -------------
 23,600             Schlumberger Ltd. ....................   $  1,744,925
 40,400             Smith International, Inc.* ...........      2,883,550
                                                             ------------
                                                               10,238,113
                                                             ------------
                    Other Pharmaceuticals (4.3%)
 40,000             Allergan, Inc. .......................      2,677,500
 46,632             Biovail Corp. (Canada)* ..............      2,704,656
 21,000             Elan Corp. PLC (ADR) (Ireland)* ......      1,122,188
 48,000             Forest Laboratories, Inc.* ...........      5,136,000
 19,500             Medicis Pharmaceutical Corp.
                      (Class A)* .........................      1,096,875
 16,200             Sepracor, Inc.* ......................      1,713,150
100,000             Serono SA (ADR) (Switzerland)* .......      2,700,000
126,100             Teva Pharmaceutical Industries
                      Ltd. (ADR) (Israel) ................      7,660,575
                                                             ------------
                                                               24,810,944
                                                             ------------
                    Other Telecommunications (1.1%)
222,000             Asia Satellite Telecommunications
                      Holdings Ltd. (Hong Kong) ..........        731,583
 27,000             Efficient Networks, Inc.* ............      1,695,938
    100             JSAT Corp. (Japan) ...................        639,854
250,500             Magyar Tavkozlesi RT (Hungary)........      1,654,926
 90,000             Netia Holdings S.A. (ADR)
                      (Poland)* ..........................      1,901,250
                                                             ------------
                                                                6,623,551
                                                             ------------
                    Package Goods/Cosmetics (0.4%)
 62,600             Avon Products, Inc. ..................      2,484,438
                                                             ------------
                    Packaged Foods (0.2%)
  9,500             Groupe Danone (France) ...............      1,426,456
                                                             ------------
                    Precision Instruments (1.2%)
 58,700             Waters Corp.* ........................      6,963,288
                                                             ------------
                    Semiconductors (8.0%)
 21,000             Applied Micro Circuits Corp.* ........      3,134,250
  7,200             Broadcom Corp. (Class A)* ............      1,614,600
180,000             Intel Corp. ..........................     12,015,000
203,900             Micron Technology, Inc.* .............     16,617,850
 14,000             PMC-Sierra, Inc.* ....................      2,714,250
 15,000             SDL, Inc.* ...........................      5,205,938
 65,000             TranSwitch Corp.* ....................      5,191,875
                                                             ------------
                                                               46,493,763
                                                             ------------
                    Telecommunication Equipment (5.9%)
 14,000             CIENA Corp.* .........................      1,989,750
 40,800             Comverse Technology, Inc.* ...........      3,580,200
 14,000             Corning Inc. .........................      3,275,125
 86,000             Motorola, Inc. .......................      2,843,375
 18,800             Netro Corp.* .........................      1,016,375
  3,200             New Focus, Inc.* .....................        321,200

 NUMBER OF
   SHARES                                                       VALUE
-----------                                                 -------------
 75,000             Nortel Networks Corp. (Canada) .......   $  5,578,125
 20,000             ONI Systems Corp.* ...................      1,771,250
 85,500             Scientific-Atlanta, Inc. .............      6,583,500
 94,000             Tekelec* .............................      3,689,500
 60,000             UTStarcom, Inc.* .....................      1,526,250
 32,600             Virata Corp.* ........................      2,086,400
                                                             ------------
                                                               34,261,050
                                                             ------------
                    Telecommunications (0.5%)
190,000             Hellenic Telecommunication
                      Organization S.A. (ADR)
                      (Greece) ...........................      2,078,125
 12,000             Telefonica S.A. (ADR) (Spain)* .......        759,750
                                                             ------------
                                                                2,837,875
                                                             ------------
                    TOTAL COMMON STOCKS
                    (Cost $488,005,705)...................    522,471,393
                                                             ------------





 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
              SHORT-TERM INVESTMENT (a) (10.1%)
              U.S. GOVERNMENT AGENCY
$  58,900     Federal Home Loan Banks
                6.43% due 08/01/00
                (Cost $58,900,000)..........   58,900,000
                                             ------------


TOTAL INVESTMENTS
(Cost $546,905,705) (b).........       99.7%     581,371,393
OTHER ASSETS IN EXCESS OF
LIABILITIES ....................        0.3        1,708,753
                                      -----      -----------
NET ASSETS .....................      100.0%    $583,080,146
                                      =====     ============

--------------------------------
ADR        American Depository Receipt.

*          Non-income producing security.

** A portion of this security is segregated in connection with delayed delivery transactions.

(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $62,061,174 and the aggregate gross unrealized depreciation is $27,595,486, resulting in net unrealized appreciation of $34,465,688.


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER 21ST CENTURY TREND FUND
PORTFOLIO OF INVESTMENTS July 31, 2000, continued

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JULY 31, 2000:



                                                UNREALIZED
   CONTRACTS       IN EXCHANGE     DELIVERY    APPRECIATION
   TO DELIVER          FOR           DATE     (DEPRECIATION)
--------------- ----------------- ---------- ---------------
SGD 4,498,544   $    2,592,373     08/02/00     $  4,639
$     642,497   JPY 70,000,000     08/04/00       (2,643)
$   1,436,180   EUR  1,544,612     08/31/00       (5,406)
                                                --------
  Net unrealized depreciation ............      $ (3,410)
                                                ========

Currency Abbreviations:
----------------------
EUR  Euro.
JPY  Japanese Yen.
SGD  Singapore Dollar.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER 21ST CENTURY TREND FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2000


ASSETS:
Investments in securities, at value
  (cost $546,905,705).............................................   $581,371,393
Cash .............................................................         35,740
Receivable for:
   Investments sold ..............................................     23,771,797
   Shares of beneficial interest sold ............................        420,037
   Dividends .....................................................        134,595
   Foreign withholding taxes reclaimed ...........................         23,639
Deferred offering costs ..........................................         92,114
Prepaid expenses and other assets ................................         42,510
                                                                     ------------
   TOTAL ASSETS ..................................................    605,891,825
                                                                     ------------
LIABILITIES:
Payable for:
   Investments purchased .........................................     20,834,675
   Shares of beneficial interest repurchased .....................        808,323
   Plan of distribution fee ......................................        476,780
   Investment management fee .....................................        385,869
Offering costs ...................................................         44,641
Accrued expenses and other payables ..............................        261,391
                                                                     ------------
   TOTAL LIABILITIES .............................................     22,811,679
                                                                     ------------
   NET ASSETS ....................................................   $583,080,146
                                                                     ============
COMPOSITION OF NET ASSETS:
Paid-in-capital ..................................................   $695,303,275
Net unrealized appreciation ......................................     34,466,420
Net investment loss ..............................................           (306)
Net realized loss ................................................   (146,689,243)
                                                                     ------------
   NET ASSETS ....................................................   $583,080,146
                                                                     ============
CLASS A SHARES:
Net Assets .......................................................    $55,551,625
Shares Outstanding (unlimited authorized, $.01 par value).........      6,632,599
   NET ASSET VALUE PER SHARE .....................................          $8.38
                                                                            =====
   MAXIMUM OFFERING PRICE PER SHARE,
   (net asset value plus 5.54% of net asset value) ...............          $8.84
                                                                            =====
CLASS B SHARES:
Net Assets .......................................................   $460,663,015
Shares Outstanding (unlimited authorized, $.01 par value).........     55,179,630
   NET ASSET VALUE PER SHARE .....................................          $8.35
                                                                            =====
CLASS C SHARES:
Net Assets .......................................................    $66,447,723
Shares Outstanding (unlimited authorized, $.01 par value).........      7,959,296
   NET ASSET VALUE PER SHARE .....................................          $8.35
                                                                            =====
CLASS D SHARES:
Net Assets .......................................................       $417,783
Shares Outstanding (unlimited authorized, $.01 par value).........         49,829
   NET ASSET VALUE PER SHARE .....................................          $8.38
                                                                            =====

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER 21ST CENTURY TREND FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the period February 25, 2000* through July 31, 2000


NET INVESTMENT LOSS:

INCOME
Interest ...................................................   $   2,552,611
Dividends (net of $28,633 foreign withholding tax) .........         904,288
                                                               -------------
   TOTAL INCOME ............................................       3,456,899
                                                               -------------
EXPENSES
Plan of distribution fee (Class A shares) ..................          65,467
Plan of distribution fee (Class B shares) ..................       1,990,726
Plan of distribution fee (Class C shares) ..................         299,688
Investment management fee ..................................       1,915,627
Transfer agent fees and expenses ...........................         352,722
Registration fees ..........................................         195,416
Offering costs .............................................          69,972
Custodian fees .............................................          52,859
Professional fees ..........................................          45,500
Shareholder reports and notices ............................           9,000
Trustees fees and expenses .................................           5,462
Other ......................................................           6,618
                                                               -------------
   TOTAL EXPENSES ..........................................       5,009,057
                                                               -------------
   NET INVESTMENT LOSS .....................................      (1,552,158)
                                                               -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss ..........................................    (146,689,549)
Net unrealized appreciation ................................      34,466,420
                                                               -------------
  NET LOSS .................................................    (112,223,129)
                                                               -------------
NET DECREASE ...............................................   $(113,775,287)
                                                               =============

---------------
* Commencement of operations.


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER 21ST CENTURY TREND FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS




                                                                               FOR THE PERIOD
                                                                             FEBRUARY 25, 2000*
                                                                                  THROUGH
                                                                               JULY 31, 2000
                                                                            -------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss .....................................................     $   (1,552,158)
Net realized loss .......................................................       (146,689,549)
Net unrealized appreciation .............................................         34,466,420
                                                                              --------------
   NET DECREASE .........................................................       (113,775,287)
                                                                              --------------
Net increase from transactions in shares of beneficial interest .........        696,755,433
                                                                              --------------
   NET INCREASE .........................................................        582,980,146

NET ASSETS:
Beginning of period .....................................................            100,000
                                                                              --------------
   END OF PERIOD
   (Including a net investment loss of $306) ............................     $  583,080,146
                                                                              ==============

---------------
* Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER 21ST CENTURY TREND FUND
NOTES TO FINANCIAL STATEMENTS July 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter 21st Century Trend Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of companies which are expected to benefit from the development of a modern worldwide economy. The Fund was organized as a Massachusetts business trust on September 29, 1999 and had no operations other than those relating to organizational matters and the issuance of 2,500 shares of beneficial interest by each class for $25,000 of each class to Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") to effect the Fund's initial capitalization. The Fund commenced operations on February 25, 2000.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager, that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar

MORGAN STANLEY DEAN WITTER 21ST CENTURY TREND FUND
NOTES TO FINANCIAL STATEMENTS July 31, 2000, continued

factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS - The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

MORGAN STANLEY DEAN WITTER 21ST CENTURY TREND FUND
NOTES TO FINANCIAL STATEMENTS July 31, 2000, continued

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. OFFERING COSTS - The Investment Manager incurred offering costs on behalf of the Fund in the amount of approximately $162,000 which will be reimbursed for the full amount thereof. Such expenses were deferred and are being amortized by the Fund on the straight-line method over the period of benefit of approximately one year or less from the commencement of operations.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.75% to the net assets of the Fund determined as of the close of each business day.


3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred

MORGAN STANLEY DEAN WITTER 21ST CENTURY TREND FUND
NOTES TO FINANCIAL STATEMENTS July 31, 2000, continued

sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $27,906,955 at July 31, 2000.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the period ended July 31, 2000, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.00%, respectively.

The Distributor has informed the Fund that for the period ended July 31, 2000, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $12,060, $449,504 and $46,655, respectively and received $120,350 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the period ended July 31, 2000 aggregated $1,549,211,183, and $914,516,235, respectively.

For the period ended July 31, 2000, the Fund incurred brokerage commissions with Dean Witter Reynolds Inc., an affiliate of the Investment Manager and Distributor, of $21,110, for portfolio transactions executed on behalf of the Fund.

For the period ended July 31, 2000, the Fund incurred brokerage commissions of $181,619 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund. At July 31, 2000, the Fund's payable for investments purchased included unsettled trades with Morgan Stanley & Co., Inc. of $5,017,910.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.

MORGAN STANLEY DEAN WITTER 21ST CENTURY TREND FUND
NOTES TO FINANCIAL STATEMENTS July 31, 2000, continued

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:



                                             FOR THE PERIOD
                                           FEBRUARY 25, 2000*
                                                THROUGH
                                             JULY 31, 2000
                                   ----------------------------------
                                        SHARES            AMOUNT
                                   ---------------   ----------------
CLASS A SHARES
Sold ...........................       7,743,006      $  77,392,951
Redeemed .......................      (1,112,907)        (9,914,497)
                                      ----------      -------------
Net increase - Class A .........       6,630,099         67,478,454
                                      ----------      -------------
CLASS B SHARES
Sold ...........................      58,761,538        579,766,669
Redeemed .......................      (3,584,408)       (30,883,818)
                                      ----------      -------------
Net increase - Class B .........      55,177,130        548,882,851
                                      ----------      -------------
CLASS C SHARES
Sold ...........................       8,829,570         87,600,592
Redeemed .......................        (872,774)        (7,699,317)
                                      ----------      -------------
Net increase - Class C .........       7,956,796         79,901,275
                                      ----------      -------------
CLASS D SHARES
Sold ...........................          53,575            541,697
Redeemed .......................          (6,246)           (48,844)
                                      ----------      -------------
Net increase - Class D .........          47,329            492,853
                                      ----------      -------------
Net increase in Fund ...........      69,811,354      $ 696,755,433
                                      ==========      =============

------------
* Commencement of operations.


6. FEDERAL INCOME TAX STATUS


Capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital and foreign currency losses of approximately $132,654,000 and $8,000, respectively, during fiscal 2000.

As of July 31, 2000, the Fund had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss and nondeductible expenses. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $1,552,158, net realized loss was credited $306 and net investment loss was credited $1,551,852.

Morgan Stanley Dean Witter 21st Century Trend Fund
Notes to Financial Statements July 31, 2000, continued

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.


At July 31, 2000, there were outstanding forward contracts.

Morgan Stanley Dean Witter 21st Century Trend Fund
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout the period:



                                                            FOR THE PERIOD FEBRUARY 25, 2000*
                                                                 THROUGH JULY 31, 2000**
                                                 -------------------------------------------------------
                                                    CLASS A       CLASS B       CLASS C       CLASS D
                                                     SHARES        SHARES        SHARES        SHARES
                                                 ------------- ------------- ------------- -------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...........    $10.00          $10.00      $10.00        $10.00
                                                    ------          ------      ------        ------
Income (loss) from investment operations:
 Net investment income (loss) ..................        -            (0.03)      (0.03)         0.01
 Net realized and unrealized loss ..............     (1.62)          (1.62)      (1.62)        (1.63)
                                                    ------          ------      ------        ------
Total loss from investment operations ..........     (1.62)          (1.65)      (1.65)        (1.62)
                                                    ------          ------      ------        ------
Net asset value, end of period .................    $ 8.38          $ 8.35      $ 8.35        $ 8.38
                                                    ======          ======      ======        ======
TOTAL RETURN+(1) ...............................    (16.20)%        (16.50)%   (16.50)%       (16.20)%
RATIOS TO AVERAGE NET ASSETS (2)(3):
Expenses .......................................      1.29 %          2.04 %     2.04 %         1.04 %
Net investment income (loss) ...................      0.06 %         (0.69)%    (0.69)%         0.31 %
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ........   $55,552        $460,663     $66,448          $418
Portfolio turnover rate (1) ....................       195 %           195 %       195 %         195 %

-------------
*    Commencement of operations.
** The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER 21ST CENTURY TREND FUND
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY DEAN WITTER 21ST CENTURY TREND FUND:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter 21st Century Trend Fund (the "Fund"), including the portfolio of investments, as of July 31, 2000, and the related statements of operations and changes in net assets, and financial highlights for the period February 25, 2000 (commencement of operations) to July 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter 21st Century Trend Fund as of July 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the period February 25, 2000 (commencement of operations) to July 31, 2000 in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
September 18, 2000

MORGAN STANLEY DEAN WITTER 21ST CENTURY TREND FUND
CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The report of PricewaterhouseCoopers LLP on the financial statements of the Fund as of November 11, 1999 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle.

From November 11, 1999 through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statement.

The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent accountants for the year ended July 31, 2000.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Michelle Kaufman
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048



This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.



MORGAN STANLEY
DEAN WITTER
21ST CENTURY
TREND FUND


[GRAPHIC OMITTED]


ANNUAL REPORT
JULY 31, 2000